Exhibit 32.1

CERTIFICATION OF THE

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Healthwell Acquisition Corp. I (the “Company”) for the quarterly period ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Alyssa Rapp, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Quarterly Report.

Dated: May 18, 2023	/s/ Alyssa Rapp
Alyssa Rapp Chief Executive Officer (Principal Executive Officer)